                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 12, 1998



                            WESTFIELD AMERICA, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          MISSOURI                     1-12923                43-0758627
----------------------------   ------------------------    ----------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification Number)


                            11601 WILSHIRE BOULEVARD
                                   12TH FLOOR
                         LOS ANGELES, CALIFORNIA 90025
                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code:  310/445-2427

                                   NO CHANGE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

          On October 30, 1998, certain subsidiaries of Westfield America, Inc. (the "Company") borrowed $281 million from The Capital Company of America LLC ("Capital Company"). On December 9, 1998, certain subsidiaries of the Company borrowed an additional $465.1 million from Capital Company. These funds replaced borrowings (other than $100 million) made under a bridge financing provided by a consortium of banks led by Union Bank of Switzerland. The Capital Company loan was made pursuant to a loan agreement, dated as of October 30, 1998, between Capital Company and the subsidiaries of the Company party thereto, as amended by an Assumption and Amendment Agreement, dated as of December 9, 1998, by and among Capital Company and the subsidiaries of the Company party thereto.

          On December 29, 1998, the Company issued 138,889 shares of Series C-2 cumulative convertible redeemable preferred stock, par value $1.00 per share and liquidation value $180 per share (the "Series C-2 Preferred Shares"), to Security Capital Preferred Growth Incorporated ("SCPG"), in exchange for gross proceeds of $25,000,020. The Series C-2 Preferred Shares are convertible into common stock of the Company. Each Series C-2 Preferred Share is currently convertible into 10 shares of common stock of the Company, subject to adjustment. All of the Series C-2 Preferred Shares were offered and sold to SCPG, an accredited investor, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), provided by
Section 4(2) of the Act. In connection with such sale, the Company paid an aggregate of $250,000 in private placement commissions.

          On December 24, 1998, the Company issued 138,889 shares of Series C-1 cumulative convertible redeemable preferred stock, par value $1.00 per share and liquidation value $180 per share (the "Series C-1 Preferred Shares"), to SCPG, in exchange for gross proceeds of $25,000,020. The Series C-1 Preferred Shares are convertible into common stock of the Company. Each Series C-1 Preferred Share is currently convertible into 10 shares of common stock of the Company, subject to adjustment. All of the Series C-1 Preferred Shares were offered and sold to SCPG, an accredited investor, pursuant to the exemption from the registration requirements of the Act, provided by Section 4(2) of the Act. In connection with such sale, the Company paid an aggregate of $250,000 in private placement commissions.

          On December 22, 1998, the Company issued 138,889 shares of Series D-1 cumulative convertible redeemable preferred stock, par value $1.00 per share and liquidation value $180 per share (the "Series D-1 Preferred Shares"), to Westfield America Trust ("WAT"), the Company's largest shareholder, in exchange for gross proceeds of $25,000,020. The Series D-1 Preferred Shares are not convertible into the Company's common stock, unless: (i) the conversion is approved by the shareholders of the Company (which consent the Company will seek to obtain at its next annual meeting of shareholders) or (ii) the holder of the Series D-1 Preferred Shares is an individual to whom the Company may issue its common stock without shareholder approval. Subject to the foregoing, the Series D-1 Preferred Shares are convertible into common stock of the Company. Each Series D-1 Preferred Share is currently convertible into 10 shares of common stock of the Company, subject to adjustment. All of the Series D-1 Preferred Shares were offered and sold to WAT pursuant to the exemption from the registration requirements of the Act, provided by Section 4(2) of the Act.

          On August 12, 1998, the Company issued 416,667 shares of Series C cumulative convertible redeemable preferred stock, par value $1.00 per share and liquidation value $180 per share (the "Series C Preferred Shares"), to SCPG, in exchange for gross proceeds of $75,000,060. The Series C Preferred Shares are convertible into common stock of the Company. Each Series C Preferred Share is currently convertible into 10 shares of common stock of the Company, subject to adjustment. All of the Series C Preferred Shares were offered and sold to SCPG, an accredited investor, pursuant to the exemption from the registration requirements of the Act, provided by Section 4(2) of the Act. In connection with such sale, the Company paid an aggregate of $750,000 in private placement commissions.

          Also on August 12, 1998, the Company issued 416,667 shares of Series D cumulative convertible redeemable preferred stock, par value $1.00 per share and liquidation value $180 per share (the "Series D Preferred Shares"), to WAT and 277,778 shares of the Series D Preferred Shares to Westfield American Investments Pty Limited ("WAI"), a subsidiary of Westfield Holdings Limited, in exchange for gross proceeds of $125,000,100. The Series D Preferred Shares are not convertible into the Company's common stock, unless: (i) the conversion is approved by the shareholders of the Company (which consent the Company will seek to obtain at its next annual meeting of shareholders) or (ii) the holder of the Series D Preferred Shares is an individual to whom the Company may issue its common stock without shareholder approval. Subject to the foregoing, the Series D Preferred Shares are convertible into common stock of the Company. Each Series D Preferred Share is currently convertible into 10 shares of common stock of the Company, subject to adjustment. All of the Series D Preferred Shares were offered and sold to WAT and WAI, pursuant to the exemption from the registration requirements of the Act, provided by Section 4(2) of the Act.

          The Company recently amended (i) its Second Amended and Restated By-Laws of the Company and (ii) the Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn Centers, Inc. ("TrizecHahn") and The Rouse Company ("Rouse") and the Company, as amended. In addition, the Company, as managing general partner of Westfield America Limited Partnership (the "Operating Partnership"), recently amended the Operating Partnership's First Amended and Restated Agreement of Limited Partnership. Also, the Operating Partnership recently issued Investor Unit Rights of the Operating Partnership to several third parties.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)       Exhibits.

Exhibit No.    Description of Exhibit
-----------    ----------------------
3.1            Restated Articles of Incorporation of the Company.

3.2            Second Amended and Restated By-Laws of the Company.

3.3            Amendment No. 1 to the Second Amended and Restated By-Laws of the
               Company.

3.4            Amendment No. 2 to the Second Amended and Restated By-Laws of the
               Company.

10.1           Loan Agreement between Fox Hills Mall LLC, Horton Plaza LLC,
               Oakridge Mall LLC, Parkway Plaza LLC and The Capital Company of
               America LLC, dated as of October 30, 1998.

10.2           Assumption and Amendment Agreement by Northwest Plaza LLC, WEA
               Crestwood Plaza LLC, Enfield Square LLC, Plaza Bonita LLC, Plaza
               West Covina LLC, Mid Rivers Mall LLC, West Park Partners, L.P.,
               Capital Mall Company, Fox Hills Mall LLC, Horton Plaza LLC,
               Oakridge Mall LLC, Parkway Plaza LLC and The Capital Company of
               America LLC, dated as of December 9, 1998.

10.3 The First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3,
               1998 (the "OP Agreement").

10.4           Amendment No. 1 to the OP Agreement, dated as of August 12, 1998.

10.5           Amendment No. 2 to the OP Agreement, dated as of December 8,
               1998.

10.6           Amendment No. 3 to the OP Agreement, dated as of December 24,
               1998.

10.7           Amendment No. 4 to the OP Agreement, dated as of December 29,
               1998.

10.8           Amendment No. 9 to the Asset Purchase Agreement, dated as of
               December 3, 1998, between TrizecHahn, and Rouse and the Company.

10.9           Amendment No. 10 to the Asset Purchase Agreement, dated as of
               December 9, 1998, between TrizecHahn, and Rouse and the Company.

99.1           Copy of the Press Release, dated December 28, 1998, issued by the
               Company, publicly announcing the activities reported therein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTFIELD AMERICA, INC.

Date:  February 19, 1999             By: /s/ Irv Hepner
                                        --------------------------------
                                        Irv Hepner
                                        Secretary

                               INDEX TO EXHIBITS

Exhibit No.    Description of Exhibit
-----------    ----------------------
3.1            Restated Articles of Incorporation of the Company.

3.2            Second Amended and Restated By-Laws of the Company.

3.3            Amendment No. 1 to the Second Amended and Restated By-Laws of the
               Company.

3.4            Amendment No. 2 to the Second Amended and Restated By-Laws of the
               Company.

10.1           Loan Agreement between Fox Hills Mall LLC, Horton Plaza LLC,
               Oakridge Mall LLC, Parkway Plaza LLC and The Capital Company of
               America LLC, dated as of October 30, 1998.

10.2           Assumption and Amendment Agreement by Northwest Plaza LLC, WEA
               Crestwood Plaza LLC, Enfield Square LLC, Plaza Bonita LLC, Plaza
               West Covina LLC, Mid Rivers Mall LLC, West Park Partners, L.P.,
               Capital Mall Company, Fox Hills Mall LLC, Horton Plaza LLC,
               Oakridge Mall LLC, Parkway Plaza LLC and The Capital Company of
               America LLC, dated as of December 9, 1998.

10.3 The First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3,
               1998 (the "OP Agreement").

10.4           Amendment No. 1 to the OP Agreement, dated as of August 12, 1998.

10.5           Amendment No. 2 to the OP Agreement, dated as of December 8,
               1998.

10.6           Amendment No. 3 to the OP Agreement, dated as of December 24,
               1998.

10.7           Amendment No. 4 to the OP Agreement, dated as of December 29,
               1998.

10.8           Amendment No. 9 to the Asset Purchase Agreement, dated as of
               December 3, 1998, between TrizecHahn, and Rouse and the Company.

10.9           Amendment No. 10 to the Asset Purchase Agreement, dated as of
               December 9, 1998, between TrizecHahn, and Rouse and the Company.

99.1           Copy of the Press Release, dated December 28, 1998, issued by the
               Company, publicly announcing the activities reported therein.